UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2006 (May 25, 2006)

BROWN SHOE COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue, St. Louis, Missouri 63105 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (314) 854-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Director Compensation

On May 25, 2006, the Board of Directors of Brown Shoe Company, Inc. (the “Company”) approved the grant of 1,100 restricted stock units to each of the non-employee directors as part of the annual retainer to non-employee directors.

Incentive and Stock Compensation Plan of 2002, as Amended

On May 25, 2006, the Company’s shareholders approved the Incentive and Stock Compensation Plan of 2002, as amended, to be effective May 26, 2006. The Company uses this benefit plan to grant stock options, restricted stock, performance shares, performance units, stock appreciation rights and cash-based awards to directors and employees. The following material amendments are incorporated into the plan:

-2,100,000 shares have been added to the plan to be available for future awards; and

-A new formula has been implemented to reduce available shares when certain shares are issued. More specifically, the total number of plan shares available by will be reduced by 2.1 shares for each share issued: (a) pursuant to a restricted stock award; (b) as payment or settlement of a performance share award, performance unit, or cash-based award; and (c) in certain instances, as payment of stock appreciation rights.

The Plan, including all amendments, is described on pages 14-19 of the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 17, 2006, under the caption “PROPOSAL -3 Approval of the Incentive and Stock Compensation Plan of 2002, as Amended - Description of the Plan.”

This description is qualified by the text of the Plan filed as Exhibit 10.1, and the description of the Plan on pages 14-19 of the Proxy Statement dated April 17, 2006, which are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2006, the Board of Directors of the Company adopted an amendment to the Company’s Bylaws, Article II, Section 1, to reduce the number of directors from eleven to nine.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: May 26, 2006	/s/ Michael I. Oberlander
Michael I. Oberlander
Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No. Exhibit

Exhibit No.	Exhibit
3.1	Bylaws, amended and restated as of May 25, 2006, filed herewith
10.1*	Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, as amended, incorporated by reference to Exhibit B to the registrant’s definitive proxy statement dated April 17, 2006
10.2*
Form of Restricted Stock Unit Agreement between the Company and each of its Non-Employee Directors, incorporated by reference to Exhibit 10(u) to the Company’s Form 10-K dated January 29, 2005 and filed April 1, 2005.

* Denotes management contract or compensatory plan arrangements.